Exhibit 32

                                  CERTIFICATION

           Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

      Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C.
Section 1350, each of the undersigned officers of deltathree, Inc., (the "Company"), does hereby certify, to such officer's knowledge, that:

      (1) the Quarterly Report on Form 10-Q for the quarter ended June 30, 2005 (the "Form 10-Q") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: August 15, 2005                          /s/Shimmy Zimels
                                                ----------------
                                                Shimmy Zimels
                                                Chief Executive Officer
                                                (Principal Executive Officer)


Dated: August 15, 2005                          /s/Paul C. White
                                                ----------------
                                                Paul C. White
                                                Chief Financial Officer
                                                (Principal Financial and
                                                Accounting Officer)


A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.